Exhibit 99.1

June 2026 INVESTOR PRESENTATION

2 S E V E N H I L L S R E A L T Y T R U S T This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever Seven Hills Realty Trust, or SEVN, uses words such as “believe”, “could”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “would”, “should”, “may” and negatives or derivatives of these or similar expressions, SEVN is making forward-looking statements. These forward-looking statements include, among others, statements about: economic, market and industry conditions; demand for commercial real estate, debt and opportunities that may exist for alternative lenders like SEVN; the diversity of SEVN's loan investment portfolio; SEVN's future lending activity and opportunities; the ability of SEVN's borrowers to achieve their business plans; SEVN's leverage levels and possible future financings; SEVN's liquidity needs and sources; and the amount and timing of future distributions. Forward-looking statements reflect SEVN's current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause SEVN's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in any forward-looking statements. The information contained in SEVN's filings with the Securities and Exchange Commission, or the SEC, including under the heading “Risk Factors” in SEVN’s Annual Report on Form 10-K for the year ended December 31, 2025, and its other periodic reports, or incorporated therein, identifies other important factors that could cause SEVN’s actual results to differ materially from those stated in or implied by SEVN’s forward-looking statements. SEVN’s filings with the SEC are available on the SEC’s website at www.sec.gov. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in this presentation and in SEVN's periodic filings. SEVN assumes no obligation to update or supplement forward‐looking statements that become untrue because of subsequent events or circumstances, except as required by law. SEVN's manager, Tremont Realty Capital, or Tremont, is registered with the SEC as an investment adviser. Tremont is owned by The RMR Group (Nasdaq: RMR). Notes Regarding Certain Information in this Presentation This presentation contains industry and statistical data that SEVN obtained from various second party sources. Nothing in the data used or derived from second party sources should be construed as investment advice. Some data and other information presented are also based on SEVN’s good faith estimates and beliefs derived from its review of internal surveys and independent sources and its experience. SEVN believes that these external sources, estimates and beliefs are reliable and reasonable, but it has not independently verified them. Although SEVN is not aware of any misstatements regarding the data presented herein, these estimates and beliefs involve inherent risks and uncertainties and are based on assumptions that are subject to change. Unless otherwise noted, all data presented are as of or for the three months ended March 31, 2026. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures including Distributable Earnings and Distributable Earnings per common share. Please refer to Non-GAAP Financial Measures and Certain Definitions in the Appendix for terms used throughout this presentation. WARNING REGARDING FORWARD-LOOKING STATEMENTS

33 Table of Contents Page COMPANY OVERVIEW 4 RECENT HIGHLIGHTS 8 MARKET OPPORTUNITY 15 EXECUTION & PORTFOLIO GROWTH 18 APPENDIX 22

4 Company Overview

SEVEN HILLS REALTY TRUST

BUSINESS AT A GLANCE[1]

SEVN Nasdaq Listed	**26** Floating-Rate First Mortgage Loans	**$747M** Total Loan Commitments	**7.8%** Weighted Average All In Yield
67% Weighted Average LTV	**$865M** Total Debt Capacity	**1.4x** Debt to Equity Ratio	**~20%** Manager Ownership in SEVN


LifeStorage

Seven Hills Realty Trust is a real estate investment trust that originates and invests in floating rate first mortgage loans secured by middle market transitional commercial real estate, or CRE.

1. All information presented as of June 1, 2026, pro forma for two loan originations and two repayments which occurred in Q2 2026.

5

SEVEN HILLS REALTY TRUST

COMPELLING INVESTMENT OPPORTUNITY

Senior secured, diversified loan portfolio managed by an established CRE lender with an impressive track record and supported by a nationwide real estate platform.

High Quality Portfolio

- 100% invested in floating rate first mortgage loans
- Diversified across geographies, sponsors and property types
- Portfolio construction emphasizes visible cash flow and moderate LTV

Performance Grounded in Credit Discipline

- Fully performing loan portfolio with no losses or 5-rated loans
- Conservative average risk rating of 2.8
- Disciplined credit selection focused on resilient sectors

Attractive Market Opportunity

- $3T of maturing CRE debt over the next five years
- Secured debt investments provide compelling risk-adjusted returns
- Interest rate environment driving renewed transaction activity and financing demand

Managed by Tremont Realty Capital

- Deeply experienced team with 20+ years average tenure in CRE lending
- Established relationships and repeat borrower base
- ~20% ownership of SEVN aligns management and shareholder interests

Integrated with RMR Real Estate Platform

- ~$37B in AUM, ~800 professionals across more than 30 U.S. offices, and 40 years of experience
- RMR's operating scale, property management capabilities and market insight enhance all facets of our business

6

SEVEN HILLS REALTY TRUST

TARGET INVESTMENTS

Selective origination strategy providing flexible capital solutions for middle market CRE, underpinned by disciplined underwriting and downside protection

Loan Size	Principal balances typically $20 million to $75 million.
Collateral	First lien mortgages on middle market transitional assets, with focus on cash-flowing properties in liquid markets and strong locations.
Property Type	Multifamily, Industrial, Hospitality, Student Housing, and other commercial property types.
Geography	Primary and secondary markets nationwide.
Loan to Value	Stabilized LTV ≤75%, supported by third-party appraisals and downside protection analysis.
Interest Rates	Competitive rates over SOFR.
Term	2 - 5 years including extension options, aligned with business plan execution.
Amortization	Interest only.
Recourse	Non-recourse to borrowers.
Sponsorship	Experienced, well-capitalized sponsors with meaningful alignment and executable business plans.

7

8 Recent Highlights

SEVEN HILLS REALTY TRUST

PORTFOLIO PERFORMANCE

While distributable earnings have been temporarily impacted by declining base rates and dilution from the December rights offering, SEVN's increased shareholders' equity positions the Company to invest capital and grow earnings in upcoming quarters.

1Q26 Highlights

- Generated Distributable Earnings of $0.24 per diluted share and declared a quarterly distribution of $0.28 per common share.
- Continued deploying Rights Offering proceeds, originating three loans with aggregate total commitments of $67.5 million.
- Loans originated at the highest net interest margins achieved over the past four years.
- Portfolio's weighted average risk rating remained strong at 2.8, with no realized losses.
- Maintained strong liquidity, with $56.6 million of cash on hand and $397.5 million of available capacity to support new investments.

Distributable Earnings Per Share and Shareholders' Equity


$0.31
$0.29
$0.28
$0.24
$267.0
$266.5
$328.7
$327.0
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Distributable Earnings Per Share
Shareholders' Equity (Millions)

Dividend Payout Ratio

90%	97%	100%	117%

9

SEVEN HILLS REALTY TRUST

INCOME FROM LOAN INVESTMENTS, NET - INTEREST RATE TRENDS

1Q26 originations achieved the highest net interest margins over the past four years, with additional upside to total returns from exit fees. This reflects improved transaction conditions and the strength of SEVN's platform.


10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
—%
2022
2023
2024
2025
2026
1.76%
6.12%
4.36%
1.74%
1.77%
9.00%
7.23%
1.09%
1.63%
8.84%
7.21%
1.04%
1.56%
7.86%
6.30%
1.44%
1.60%
7.44%
1.95%
5.84%
Coupon Rate - Secured Financing (left axis) 1
Coupon Rate - Investments (left axis) 2
Originations - Net Interest Margin (right axis) 3

	2022	2023	2024	2025	2026
Average Advance Rate	73.9%	72.4%	68.7%	71.0%	70.8%

1. Represents the weighted average coupon rate for SEVN's Secured Financing Facilities during the respective period.
2. Represents the weighted average coupon rate for SEVN's portfolio of investment loans during the respective period.
3. Represents the weighted average net interest margin for originations during the respective period.

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SEVEN HILLS REALTY TRUST

NOTABLE 2Q26 TRANSACTIONS

Recent Loan Originations

Loan	Roswell, GA	Philadelphia, PA
Type	First Mortgage Loan	First Mortgage Loan
Size	$36.3 million	$16.0 million
Collateral	Multifamily	Self Storage
LTV	79%	70%
Term	Three-year initial term; Two 12-month extension options	Three-year initial term; Two 12-month extension options
Loan Purpose	Refinance	Refinance
Investment Date	May 2026	May 2026




snapbox
Storage

Office Loan Repayment

Loan	Downers Grove, IL
Type	First Mortgage Loan
Size	$26.5 million
Collateral	Office
Origination Date	September 2020
Scheduled Maturity	May 2026
Outcome	Repaid in full via borrower refinancing in May 2026
Portfolio Impact	Reduces SEVN's office exposure to **~20% of current portfolio** with no exposure to urban or CBD office assets.[1]

1. Pro forma for two loan originations and two repayments which occurred in Q2 2026.

11

12 S E V E N H I L L S R E A L T Y T R U S T LOAN PORTFOLIO OVERVIEW Number of Loans 5 26 Average Loan Commitment $23,962 $28,719 Total Loan Commitments $119,810 $746,693 Unfunded Loan Commitments $11,180 $45,324 Principal Balance $108,630 $701,369 Weighted Average Coupon Rate 7.37% 7.34% Weighted Average All In Yield 7.96% 7.79% Weighted Average LTV 71% 67% Weighted Average Floor 3.10% 2.95% Weighted Average Maximum Maturity 4.9 3.0 Weighted Average Risk Rating 3.0 3.0 12 Well diversified portfolio of 100% floating rate loans with strong credit metrics. 2026 YTD Originations As of June 1, 2026

13 S E V E N H I L L S R E A L T Y T R U S T LOAN PORTFOLIO OVERVIEW (Continued) Property Type1 Geographic Diversity1 Loan to Value1 Risk Rating Distribution1 South 38% East 35% West 24% Midwest 3% 13 21% 13% 20% 31% 15% 30%-60% 61%-65% 66%-70% 71%-75% 76%-80% 6% 13% 58% 23% -- % Lower Risk (1) Average Risk (2) Acceptable Risk (3) Higher Risk (4) Impaired/ Loss Likely (5) Office 20% Hotel 17% Student Housing 17% Industrial 16% Multifamily 10% Self Storage 9% Mixed Use 5% Medical Office 4% Retail 2% 1. All information presented as of June 1, 2026, pro forma for two loan originations and two repayments which occurred in Q2 2026.

SEVEN HILLS REALTY TRUST

FIRST QUARTER CAPITALIZATION

Strong relationships with Secured Financing Providers continue to support SEVN's growth strategy to invest in accretive loan opportunities.

Highlights

- Secured Financing Facilities provide total borrowing capacity of $865 million.
- Extended the maturity dates of our UBS and Wells Fargo Facilities to 2028 and increased the Wells Fargo facility size by $125 million to $250 million.
- Available borrowing capacity of $398 million and $57 million of cash on hand.
- Conservative leverage with debt-to-equity ratio of ~1.4x.

Secured Financing Facilities[1]

(Dollars in millions)


$215
$79
$136
$250
$112
$138
$150
$65
$85
$250
$146
$104
Citibank
UBS
BMO
Wells Fargo
Advanced
Unused Capacity

1. All information presented as of June 1, 2026, pro forma for two loan originations and two repayments which occurred in Q2 2026.

14

Market Opportunity

SEVEN HILLS REALTY TRUST

STRUCTURAL TAILWINDS IN MIDDLE MARKET CRE LENDING

Demand for CRE debt capital in the underserved middle market is expected to remain strong as regional banks reduce CRE exposure, creating an opportunity for alternative lenders like SEVN to benefit from favorable market conditions.

- ~85% of CRE asset sales transactions occur in the $15 million to $100 million range, commonly defined as the middle market.
- Demand for alternative and flexible sources of CRE debt capital remains strong and competitive conditions remain favorable due to interest rate volatility and curtailed lending in the banking sector.
- Focus on underserved middle market presents opportunity to generate attractive risk adjusted returns.

CRE Asset Sales Transactions > $15 Million[1]

Q1 2017 - Q1 2026


Upper Market
>$100 million
15%
Middle Market
$15 million - $100 million
85%

Alternative Lender Market Share[2]


7%
10%
10%
8%
12%
12%
10%
11%
14%
2017
2018
2019
2020
2021
2022
2023
2024
2025

1. Source: Real Capital Analytics; Data obtained April 2026. Includes all properties sold in transactions greater than $15 million from 2017 to 2025 in the following property types: Office, Industrial, Retail, Hotel, Apartment and Senior Housing & Care.
2. Source: Real Capital Analytics as of April 2026.

16

17 S E V E N H I L L S R E A L T Y T R U S T LARGE AND NEAR-TERM CRE DEBT MATURITY OPPORTUNITY ~$3.0T of CRE debt, including ~$1.2T in multifamily, matures over the next five years, creating a substantial financing opportunity for flexible lenders. 1. Source: Mortgage Bankers Association, as of 12/31/2025. All figures in billions USD. Middle Market CRE Debt Maturities, 2026-2030 ($B)1 Office, $167 Office, $123 Office, $76 Office, $70 Office, $55 Multifamily, $297 Multifamily, $223 Multifamily, $237 Multifamily, $237 Multifamily, $235 Commercial/Other, $400 Commercial/Other, $298 Commercial/Other, $268 Commercial/Other, $204 Commercial/Other, $153 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2026 2027 2028 2029 2030 Total: $864 Total: $644 Total: $581 Total: $511 Total: $443

Execution & Portfolio Growth

SEVEN HILLS REALTY TRUST

DISCIPLINED INVESTMENT SCREENING PROCESS

Seven Hills employs a rigorous, multi-disciplinary screening process to identify loan opportunities with the most attractive risk-adjusted returns.

Production Statistics
1Q26 Trailing Twelve Months


Loans Screened
425 Loans
$17.3 billion
Term Sheets Issued
48 Loans
$1.5 billion
Applications
10 Loans
$264 million
Closed
9 Loans
$249 million

- Screened loans with an average size of ~$41 million.
- Converted 14% of term sheets issued into closed loans.
- Closed approximately 1.6% of loans screened.
- Closed three loans for an aggregate total commitment of $67.5 million during the first quarter of 2026.

All information presented as of the three months ended March 31, 2026.

19

SEVEN HILLS REALTY TRUST

DIFFERENTIATED SOURCING THROUGH DEEP RELATIONSHIPS

Tremont's reputation in CRE lending and RMR's scope and scale across the U.S. provides a deep network of relationships for sourcing opportunities.

Repeat Business	Approximately one-third of Tremont's loan volume is attributable to repeat sponsors.
Relationships	Tremont reviewed opportunities from over 400 different sponsors in 2025.
Lenders	Tremont and RMR have 30+ active lending relationships.
Brokers	Tremont and RMR have utilized more than 50 broker relationships for debt placement and property sales.

Representative Relationships

BERKADIA
BMO
CBRE
citi
Colliers
CUSHMAN & WAKEFIELD
GEORGE SMITH PARTNERS an AXCS company
IPA
JLL
Marcus & Millichap
NEWMARK
Northmarq
Robert Douglas
UBS
WELLS FARGO

Note: This is a sampling of the firms with which Tremont has worked with and do not reflect all relevant relationships. Logos are protected trademarks of their respective owners, and RMR disclaims any association with them and any rights associated with such trademarks.

20

21 S E V E N H I L L S R E A L T Y T R U S T CONSISTENT PORTFOLIO GROWTH THROUGH CAPITAL DEPLOYMENT SEVN is growing the portfolio through selective deployment, prioritizing high-quality loans in capital-constrained segments where fundamentals remain strong. $661.4 $632.8 $614.3 $687.6 $732.0 $701.4 $29.5 $32.6 $27.6 $36.9 $44.0 $690.9 $45.3 $665.4 $641.9 $724.5 $776.0 $746.7 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Pro Forma as of June 1, 2026 Total Loan Commitments by Quarter (Dollars in millions) Total Commitments Unfunded Commitments Principal Balance Loan Count 23 23 22 24 26 26 * * Rights offering completed during the quarter ended December 31, 2025.

Appendix

SEVEN HILLS REALTY TRUST

MANAGED BY TREMONT REALTY CAPITAL

Impressive track record with deep experience originating and actively managing middle market and transitional CRE loans.

Established Manager

- ~$9.5 billion of loan originations completed since inception in 2000.
- Seasoned origination, underwriting, and asset management teams support continued growth.
- Team of professionals with an average of over 20 years experience in the CRE finance sector.
- As a wholly owned subsidiary of RMR, Tremont benefits from a fully integrated platform with ownership experience across all major property types, in-house property management, and operational experience to help protect shareholder value in the event of a borrower default and foreclosure situation.
- Strong shareholder alignment with ~20% equity ownership of SEVN.

Fully Integrated Platform

Origination	Underwriting
Diligence	Asset Management
Reporting	Investor Relations
Compliance	Marketing

23

24 S E V E N H I L L S R E A L T Y T R U S T Industrial Residential Senior Living Medical Office Life Science Hotels Retail Office Over $37 Billion in AUM RMR Platform Over 800 Real Estate Professionals More than 30 Offices Nationwide Approximately 1,800 Properties National Multi-Sector Investment Platform RMR Clients Private Real Estate Vehicles 32% $11.8 Billion Private Capital 68% $25.4 Billion Perpetual Capital Information on this page is as of March 31, 2026. VERTICALLY INTEGRATED NATIONAL REAL ESTATE INVESTING PLATFORM

SEVEN HILLS REALTY TRUST

LOAN INVESTMENT DETAILS

(Dollars in thousands)

First mortgage loans, pro forma as of June 1, 2026:

#	Location	Property Type	Origination Date	Committed Principal Amount	Principal Balance	Coupon Rate	All in Yield	Maturity Date	Maximum Maturity Date	LTV	Risk Rating
1	Passaic, NJ	Industrial	09/08/2022	$ 47,000	$ 45,260	S + 3.85%	S + 4.42%	09/08/2026	09/08/2027	69%	3
2	Dallas, TX	Office	08/25/2021	46,811	44,217	S + 3.25%	S + 3.27%	08/25/2026	08/25/2026	72%	4
3	Boston, MA	Hotel	12/16/2024	45,000	39,800	S + 3.95%	S + 4.39%	12/16/2027	12/16/2029	49%	3
4	Oxford, MS	Student Housing	11/26/2024	42,000	42,000	S + 2.95%	S + 3.35%	11/26/2027	11/26/2029	75%	1
5	College Park, MD	Student Housing	11/12/2025	37,320	28,327	S + 2.95%	S + 3.45%	11/12/2028	11/12/2030	43%	3
6	Revere, MA	Hotel	07/01/2024	37,000	37,000	S + 3.95%	S + 5.14%	07/01/2026	07/01/2029	73%	3
7	Roswell, GA	Multifamily	05/29/2026	36,310	34,440	S + 3.35%	S + 4.16%	05/29/2029	05/29/2031	79%	3
8	New York, NY	Mixed Use	09/05/2025	34,500	34,500	S + 3.20%	S + 4.02%	09/05/2027	09/05/2030	70%	2
9	San Marcos, TX	Student Housing	01/14/2025	31,200	28,811	S + 3.25%	S + 3.67%	01/14/2028	01/14/2030	62%	2
10	Atlanta, GA	Medical Office	02/05/2026	30,500	25,500	S + 3.95%	S + 4.42%	02/05/2029	02/05/2031	66%	3
11	Anaheim, CA	Hotel	11/29/2023	29,000	29,000	S + 4.00%	S + 4.05%	11/29/2026	11/29/2028	55%	2
12	San Antonio, TX	Industrial	06/13/2025	28,000	22,800	S + 3.40%	S + 3.88%	06/13/2028	06/13/2030	62%	3
13	Plano, TX	Office	07/01/2021	27,385	26,569	S + 3.75%	S + 3.76%	07/01/2026	07/01/2026	78%	4
14	Wayne, PA	Industrial	07/18/2024	27,000	25,252	S + 4.25%	S + 4.72%	07/18/2027	07/18/2029	62%	3
15	Fayetteville, GA	Self Storage	10/06/2023	25,250	25,250	S + 3.35%	S + 3.73%	10/06/2026	10/06/2028	55%	3

25

SEVEN HILLS REALTY TRUST

LOAN INVESTMENT DETAILS (Continued)

(Dollars in thousands)

First mortgage loans, pro forma as of June 1, 2026:

#	Location	Property Type	Origination Date	Committed Principal Amount	Principal Balance	Coupon Rate	All in Yield	Maturity Date	Maximum Maturity Date	LTV	Risk Rating
16	Carlsbad, CA	Office	10/27/2021	24,750	24,417	S + 3.25%	S + 3.26%	10/27/2026	10/27/2026	78%	4
17	Los Angeles, CA	Self Storage	06/28/2024	23,800	23,093	S + 3.40%	S + 3.82%	06/28/2027	06/28/2029	58%	3
18	Downers Grove, IL	Office	12/09/2021	23,530	23,530	S + 4.25%	S + 4.51%	12/09/2026	12/09/2026	72%	3
19	Fontana, CA	Industrial	11/18/2022	22,080	20,470	S + 3.75%	S + 4.03%	11/18/2026	11/18/2026	72%	3
20	Bellevue, WA	Office	11/05/2021	21,000	20,817	S + 2.85%	S + 2.85%	04/07/2028	04/07/2029	68%	4
21	Palm Desert, CA	Retail	02/25/2026	19,500	15,190	S + 3.60%	S + 4.12%	02/25/2029	02/25/2031	72%	3
22	Waco, TX	Student Housing	03/06/2025	18,500	18,500	S + 3.35%	S + 3.75%	03/06/2028	03/06/2030	73%	3
23	Boise, ID	Multifamily	06/26/2025	18,000	18,000	S + 3.50%	S + 4.28%	06/26/2028	06/26/2030	79%	3
24	Newport News, VA	Multifamily	04/25/2024	17,757	15,126	S + 3.15%	S + 3.85%	04/25/2027	04/25/2029	71%	3
25	Scottsdale, AZ	Hotel	03/06/2026	17,500	17,500	S + 3.85%	S + 4.44%	03/06/2029	03/06/2031	63%	3
26	Philadelphia, PA	Self Storage	5/7/2026	16,000	16,000	S + 4.00%	S + 4.41%	05/07/2029	05/07/2031	70%	3
	Total/weighted average			$ 746,693	$ 701,369	S + 3.55%	S + 3.99%			67%	3.0

26

SEVEN HILLS REALTY TRUST

NON-GAAP FINANCIAL MEASURES

(amounts in thousands, except per share data)

Distributable Earnings

	Three Months Ended				
	March 31, 2026	**December 31, 2025**	**September 30, 2025**	**June 30, 2025**	**March 31, 2025**
Net income	$ 4,385	$ 4,794	$ 3,430	$ 2,678	$ 4,532
Non-cash equity compensation expense	207	216	487	677	356
Non-cash accretion of purchase discount	(145)	(37)	–	–	–
Provision for (reversal of) credit losses	603	(593)	37	912	(153)
Depreciation and amortization of real estate owned	253	247	278	269	269
Distributable Earnings	$ 5,303	$ 4,627	$ 4,232	$ 4,536	$ 5,004
Weighted average common shares outstanding - basic and diluted	22,398	16,578	14,826	14,785	14,757
Distributable Earnings per common share - basic and diluted	$ 0.24	$ 0.28	$ 0.29	$ 0.31	$ 0.34

Adjusted Book Value

	As of				
	March 31, 2026	**December 31, 2025**	**September 30, 2025**	**June 30, 2025**	**March 31, 2025**
Shareholders' equity	$ 326,982	$ 328,651	$ 266,481	$ 267,020	$ 268,945
Allowance for credit losses [1]	9,714	9,111	9,704	9,667	8,755
Adjusted Book Value	$ 336,696	$ 337,762	$ 276,185	$ 276,687	$ 277,700
Total outstanding common shares	22,596	22,584	15,069	14,944	14,907
Book value per common share	$ 14.47	$ 14.55	$ 17.68	$ 17.87	$ 18.04
Adjusted Book Value per common share	$ 14.90	$ 14.96	$ 18.33	$ 18.51	$ 18.63

(1) Amounts include our allowance for credit losses for our loan portfolio and our unfunded commitments. The allowance for credit losses for our unfunded commitments is included in accounts payable, accrued liabilities and other liabilities in our consolidated balance sheets.

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28 S E V E N H I L L S R E A L T Y T R U S T NON-GAAP FINANCIAL MEASURES (Continued) We present Distributable Earnings, Distributable Earnings per common share, Adjusted Book Value and Adjusted Book Value per common share, which are considered “non-GAAP financial measures” within the meaning of the applicable SEC rules. These non-GAAP financial measures do not represent book value, book value per common share, net income, net income per common share or cash generated from operating activities and should not be considered as alternatives to book value, book value per common share, net income or net income per common share determined in accordance with GAAP or as an indication of our cash flows from operations determined in accordance with GAAP, a measure of our capital adequacy, liquidity or operating performance or an indication of funds available for our cash needs. In addition, our methodologies for calculating these non-GAAP financial measures may differ from the methodologies employed by other companies to calculate the same or similar supplemental capital adequacy or performance measures; therefore, our reported Adjusted Book Value, Adjusted Book Value per common share, Distributable Earnings and Distributable Earnings per common share may not be comparable to adjusted book value, adjusted book value per common share, distributable earnings and distributable earnings per common share as reported by other companies. We believe that Adjusted Book Value and Adjusted Book Value per common share is a meaningful measure of our capital adequacy because it excludes the impact of certain non-cash estimates or adjustments, including our allowance for credit losses for our loan portfolio and unfunded loan commitments. Adjusted Book Value per common share does not represent book value per common share or alternative measures determined in accordance with GAAP. Our methodology for calculating Adjusted Book Value per common share may differ from the methodologies employed by other companies to calculate the same or similar supplemental capital adequacy measures; therefore, our Adjusted Book Value per common share may not be comparable to the adjusted book value per common share reported by other companies. In order to maintain our qualification for taxation as a REIT, we are generally required to distribute substantially all of our taxable income, subject to certain adjustments, to our shareholders. We believe that one of the factors that investors consider important in deciding whether to buy or sell securities of a REIT is its distribution rate. Over time, Distributable Earnings and Distributable Earnings per common share may be useful indicators of distributions to our shareholders and are measures that are considered by our Board of Trustees when determining the amount of distributions. We believe that Distributable Earnings and Distributable Earnings per common share provide meaningful information to consider in addition to net income, net income per common share and cash flows from operating activities determined in accordance with GAAP. These measures help us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. In addition, Distributable Earnings, excluding incentive fees, is used in determining the amount of base management and management incentive fees payable by us to Tremont under our management agreement. Distributable Earnings: We calculate Distributable Earnings and Distributable Earnings per common share as net income and net income per common share, respectively, computed in accordance with GAAP, including realized losses not otherwise included in net income determined in accordance with GAAP, and excluding: (a) depreciation and amortization of real estate owned and related intangible assets, if any; (b) non-cash equity compensation expense; (c) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income under GAAP), if any; and (d) one-time events pursuant to changes in GAAP and certain non-cash items, if any. Distributable Earnings are reduced for realized losses on loan investments when amounts are deemed uncollectable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but may also be when, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received or expected to be received and the carrying value of the asset.

29 S E V E N H I L L S R E A L T Y T R U S T NON-GAAP FINANCIAL MEASURES (Continued) All In Yield: All In Yield represents the yield on a loan, including amortization of deferred fees over the initial term of the loan and excluding any purchase discount accretion. BMO Facility: Amounts advanced under the facility loan agreement and security agreement with BMO Harris Bank N.A., or BMO, are pursuant to separate facility loan agreements that we refer to as the BMO Facility. CBD: The central business district, or CBD, is the center of business and economic activity in major markets of the United States. GAAP: GAAP refers to generally accepted accounting principles. Gross AUM: Gross AUM refers to gross assets under management. LTV: Loan to value ratio, or LTV, represents the initial loan amount divided by the underwritten in-place value of the underlying collateral at closing. Master Repurchase Facilities: Collectively, we refer to the master repurchase facilities with UBS AG, or UBS, Citibank, N.A., or Citibank, and Wells Fargo, National Association, or Wells Fargo, as our Master Repurchase Facilities. Maximum Maturity: Maximum Maturity assumes all borrower loan extension options have been exercised, which options are subject to the borrower meeting certain conditions. Net Interest Margin: Net interest margin refers to the difference between the interest rate margin of an investment loan and the interest rate margin under the respective Secured Financing Facility for that loan. Secured Financing Facilities: Collectively, we refer to the Master Repurchase Facilities and our BMO Facility as our Secured Financing Facilities. SOFR: SOFR refers to the Secured Overnight Financing Rate. WALT: WALT refers to weighted average lease term.

TWO NEWTON PLACE | 255 WASHINGTON STREET, SUITE 300 | NEWTON, MASSACHUSETTS 02458 S E V N R E I T . C O M